UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): January 30, 2017

GERMAN AMERICAN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Indiana
(State or other jurisdiction of incorporation)

001-15877	35-1547518
(Commission File Number)	(IRS Employer Identification No.)
711 Main Street Box 810 Jasper, Indiana	47546
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 482-1314

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 30, 2017, German American Bancorp, Inc. (the “Company” or “German American”), issued a press release announcing its results for the quarter and year ended December 31, 2016, and making other disclosures. The press release (including the accompanying unaudited consolidated financial statements as of and for the quarter and year ended December 31, 2016, and other financial data) is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information incorporated by reference herein from Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

Cash Dividend. As announced in the press release that is furnished as Exhibit 99.1 to this Report, the Company’s Board of Directors has declared a cash dividend of $0.19 per share which will be payable on February 20, 2017 to shareholders of record as of February 10, 2017.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1
Press release dated January 30, 2017. This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2017	GERMAN AMERICAN BANCORP, INC. By: /s/ Mark A. Schroeder Mark A. Schroeder, Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 30, 2017